SUPPLEMENT DATED MARCH 1, 2001
                             TO THE PROSPECTUS OF
                         FRANKLIN TEMPLETON GLOBAL TRUST
    (FRANKLIN TEMPLETON GLOBAL CURRENCY AND FRANKLIN TEMPLETON HARD
                                 CURRENCY FUNDS)
                               DATED MARCH 1, 2001

On February 13, 2001, Franklin Templeton Global Trust's Board of Trustees approved a proposal to merge the Franklin Templeton Global Currency Fund ("Global Currency Fund") and Franklin Templeton Hard Currency Fund ("Hard Currency Fund") into Templeton Global Bond Fund ("Global Bond Fund"), subject to shareholder approval. On February 23, 2001, Templeton Income Trust's Board of Trustees also approved this proposal on behalf of Global Bond Fund. Global Currency Fund's investment goal is to maximize total return through a combination of interest income and changes in the Fund's net asset value due to changes in currency exchange rates. Hard Currency Fund's investment goal is to protect against depreciation of the U.S. dollar relative to other currencies. Global Bond Fund's investment goal is current income with capital appreciation and growth of income. These goals are fundamental, which means they may not be changed without shareholder approval. The boards believe this proposed merger will benefit shareholders of the Funds.

It is anticipated that in several months shareholders of Global Currency and Hard Currency Funds will receive a proxy and proxy statement requesting their votes on the merger.

Global Currency and Hard Currency Funds will be closed to new investors after the close of business on March 15, 2001. If you are a shareholder of record of either Fund as of the close of business on March 15, 2001, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by a Fund's shareholders. If the merger is approved by a Fund's shareholders, that Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans. Although you may redeem your shares, please keep in mind that if you sell all the shares in your account in one of the Funds after March 15, 2001, your account will be closed and you will not be allowed to buy additional shares of that Fund or to reopen your account in the Fund. If you sell your shares in a Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

           Please keep this supplement for future reference.


                         SUPPLEMENT DATED MARCH 1, 2001
                              TO THE PROSPECTUS OF
         FRANKLIN TEMPLETON HARD CURRENCY FUND - ADVISOR CLASS
                               DATED MARCH 1, 2001

On February 13, 2001, Franklin Templeton Global Trust's Board of Trustees approved a proposal to merge Franklin Templeton Hard Currency Fund ("Hard Currency Fund") into Templeton Global Bond Fund ("Global Bond Fund"), subject to shareholder approval. On February 23, 2001, Templeton Income Trust's Board of Trustees also approved this proposal on behalf of Global Bond Fund. Hard Currency Fund's investment goal is to protect against depreciation of the U.S. dollar relative to other currencies. Global Bond Fund's investment goal is current income with capital appreciation and growth of income. These goals are fundamental, which means they may not be changed without shareholder approval. The boards believe this proposed merger will benefit shareholders of the Funds. It is anticipated that in several months shareholders of Hard Currency Fund will receive a proxy and proxy statement requesting their votes on the merger.
Hard Currency Fund will be closed to new investors after the close of business on March 15, 2001. If you are a shareholder of record of the Fund as of the close of business on March 15, 2001, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by the Fund's shareholders. If the merger is approved by the Fund's shareholders, that Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans. Although you may redeem your shares, please keep in mind that if you sell all the shares in your account after March 15, 2001, your account will be closed and you will not be allowed to buy additional shares of the Fund or to reopen your account in the Fund. If you sell your shares in the Fund, you may reinvest some or all of the proceeds in Class A shares of most of the other Franklin Templeton funds within 365 days without an initial sales charge. You may also reinvest the proceeds in a fund offering Advisor Class shares if you meet the applicable investment criteria.

           Please keep this supplement for future reference.